Silvergate Capital Corporation 4Q20 Earnings Presentation January 20, 2021 Exhibit 99.2

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 2 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s periodic and current reports filed with the U.S. Securities and Exchange Commission. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward- looking statements. The Company’s past results are not necessarily indicative of future performance. Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be fully reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to fully reopen as planned, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; our cyber security risks are increased as the result of an increase in the number of employees working remotely; and FDIC premiums may increase if the agency experiences additional resolution costs. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to the investor relations section of the Company's website at https://ir.silvergatebank.com. Silvergate “Silvergate Bank” and its logos and other trademarks referred to and included in this presentation belong to us. Solely for convenience, we refer to our trademarks in this presentation without the ® or the ™ or symbols, but such references are not intended to indicate that we will not fully assert under applicable law our trademark rights. Other service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks. In this presentation, we refer to Silvergate Capital Corporation as “Silvergate” or the “Company” and to Silvergate Bank as the “Bank”.

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 3 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Growth Fueled by Powerful Network Effects Digital Currency Customers SEN LeverageTransaction Revenue SEN Utilization (SEN Transfers) 804 850 881 928 969 4Q19 1Q20 2Q20 3Q20 4Q20 $9.6 $17.4 $22.4 $36.7 $59.2 14,400 31,405 40,286 68,361 90,763 SEN Transfer $ SEN Transaction # 4Q19 1Q20 2Q20 3Q20 4Q20 ($ in thousands) $1,366 $1,700 $2,392 $3,255 $3,798 4Q19 1Q20 2Q20 3Q20 4Q20 $— $12.5 $22.5 $35.5 $82.5 4Q19 1Q20 2Q20 3Q20 4Q20___________ Note: Transaction revenue includes fee income from digital currency customers. SEN Leverage balances reflect total approved lines of credit. ($ in billions) ($ in millions)

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 4 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C 4Q20 Financial Results ($ in millions, except per share data) ___________ Note: N/M - Not meaningful. Totals may not foot due to rounding. 4Q20 vs Highlights 4Q20 3Q20 4Q19 % Inc / (Dec) Income Statement Net interest income $ 21.9 16% 40 % Increase driven by higher mortgage warehouse and SEN Leverage balances Provision for loan losses 0.2 N/M N/M Noninterest income 4.8 22% 55 % Grew fee income from digital currency customers and mortgage warehouse Noninterest expense 17.6 25% 29 % Lease impairment charge of $2.3 million in 4Q20 for leased office space and fixed assets not in use Pre-tax income 9.0 3% 76 % Income tax benefit (0.1) (108) % (109) % Tax benefit of $2.1 million in 4Q20 from stock option exercises Net income $ 9.1 29% 153 % Diluted EPS $ 0.47 Balance Sheet Securities $ 939 (1) % 5 % Total loans $ 1,613 15% 55 % Total assets $ 5,586 113% 162 % Digital currency related deposits $ 5,039 141% 304 % Total shareholders' equity $ 294 4% 27 % Book value per share $ 15.63 3% 26%

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 5 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Deposits Digital Currency and Other Deposit Trends Commentary • Digital currency deposits ended 4Q20 at $5.0 billion, with elevated client activity evidenced by the record volume of SEN transactions during the quarter • Other deposits represent deposits from non-digital currency customers, including demand deposits, savings, money market and time deposits and callable brokered CDs • As of June 30, 2020, all outstanding brokered CDs had been called, driving total cost of deposits down to 1 bp during 3Q20 and 4Q20___________ Note: Ratios have been annualized. Totals may not foot due to rounding. $1,815 $2,003 $1,671 $2,281 $5,248 $1,246 $1,693 $1,509 $2,095 $5,039 $1,785 $1,878 $1,802 $2,044 $2,847 Digital Currency Deposits Other Deposits Average total deposits 4Q19 1Q20 2Q20 3Q20 4Q20 0.84% 0.87% 0.37% 0.01% 0.01% Cost of Deposits ($ in millions)

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 6 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Yields, Cost of Funds and Net Interest Margin Trends • Net interest margin decrease was driven by the increase of lower yielding interest earning cash as a proportion of interest earning assets, partially offset by lower cost of funds, both driven by an increase in noninterest bearing digital currency customer deposits Yields, Cost of Deposits and Net Interest Margin Trends Commentary ___________ Note: Ratios have been annualized. NIM and yield on securities are presented on a taxable equivalent basis. 2.97% 2.86% 3.14% 3.19% 2.85% 5.14% 5.15% 4.67% 4.45% 4.42% 2.68% 2.70% 2.67% 2.49% 2.43% 1.64% 1.24% 0.97% 0.32% 0.18%0.94% 0.94% 0.42% 0.07% 0.04% NIM Yield on Loans Yield on Securities Yield on Cash Cost of Funds 4Q19 1Q20 2Q20 3Q20 4Q20

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 7 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Noninterest Income Commentary Noninterest Income ($ in thousands) • 4Q20 fee income from digital currency customers was up 178% year over year driven by increased transactional volume and related demand for cash management services • Other noninterest income in 4Q20 is made up primarily of mortgage warehouse fee income of $0.9 million, up 25% from the prior quarter and up 145% from 4Q19 $3,130 $4,931 $5,434 $3,964 $4,848 $1,366 $1,700 $2,392 $3,255 $3,798$1,024 $1,109 $486 $709 $1,050 $740 $2,122 $2,556 Gain on sale of securities and extinguishment of debt, net Other noninterest income, net Fee income from digital currency customers 4Q19 1Q20 2Q20 3Q20 4Q20

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 8 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Noninterest Expense Noninterest Expense • 4Q20 noninterest expense up 25% versus 3Q20 and 29% versus 4Q19 due to a $2.3 million occupancy and equipment related impairment charge in 4Q20 for leased office space and fixed assets no longer in use • In addition, 4Q20 noninterest expense up due to higher salaries and employee benefits expense and increased FDIC insurance expense caused by a rate increase driven by the growth in deposits • Headcount was 218 as of December 31, 2020 compared to 215 at September 30, 2020 and December 31, 2019 Commentary $13,660 $13,875 $13,972 $14,133 $17,625 $8,773 $8,955 $9,002 $8,899 $9,637 $861 $907 $894 $845 $3,044 $1,149 $1,261 $1,313 $1,389 $1,443 $1,198 $985 $1,105 $1,207 $1,163 $1,679 $1,767 $1,658 $1,793 $2,338 Salaries/Employee Benefits Occupancy/Equipment Communications/Data Professional Services Other 4Q19 1Q20 2Q20 3Q20 4Q20 ($ in thousands)

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 9 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Securities and Loan Portfolio Securities Composition – 17% of Total Assets Securities Commentary Loan Composition – 29% of Total Assets ___________ Note: Data as of December 31, 2020. Securities and loan yields are for 4Q20 and have been annualized. • At December 31, 2020, total loans were up $211.0 million versus September 30, 2020 driven by an increase in mortgage warehouse loans • Mortgage warehouse loans were $963.9 million representing 60% of total loans • SEN Leverage loans were $77.2 million • Nonperforming assets totaled $5.0 million, or 0.09% of total assets at December 31, 2020 compared to $4.1 million, or 0.16% of total assets at September 30, 2020 Loan Commentary • Securities portfolio is managed with the same disciplined credit approach as is applicable to our loan portfolio, with consideration for the underlying debt components and credit exposure to an asset class • There was one bond purchased in 4Q20, a $5.1 million CRA eligible agency MBS • Municipal bonds are all general obligation or revenue bonds with 95% rated AA- or better • Commercial MBS/CMO are non-agency with 96% rated AAA • Residential MBS/CMO are 99% agency backed • 100% of asset backed securities are agency backed FFELP student loan bonds and rated AA+ or better Residential (MBS/CMO) 23.9% Commercial (MBS/CMO) 19.4% Asset Backed Securities 26.2% Municipal Bonds 30.5% $939.0M Yield: 2.43% Commercial Real Estate & Other 23.8% 1-4 Family Real Estate 11.6% Mortgage Warehouse 59.8% SEN Leverage 4.8% $1,612.7M Yield: 4.42%

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 10 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Credit Quality Net Charge-offs / Average Loans Commercial & Multi-Family Real Estate Balances - LTV ($ in millions) ___________ Note: Company LTV data as of December 31, 2020. Source: FRED Economic Data. US Commercial Bank data represents aggregate data of charge-off rates on all U.S. Commercial Banks. 1-4 Family Residential Real Estate Balances - LTV Allowance for Loan Losses 0.93% 0.96% 0.85% 0.91% 0.92% $6,191 $6,558 $6,763 $6,763 $6,916 % ALLL / Loans $ ALLL 4Q19 1Q20 2Q20 3Q20 4Q20 Silvergate US Commercial Banks 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 -50 0 50 100 150 200 250 300 (bps) $126.5 $110.5 $67.2 $62.1 $12.7 $— $— < 50% 51% - 59% 60% - 65% 66% - 70% 71% - 75% 76% - 80% >80% $63.0 $47.4 $40.2 $10.2 $18.6 $4.6 $4.0 < 50% 51% - 59% 60% - 65% 66% - 70% 71% - 75% 76% - 80% >80% Weighted Average LTV: 53% Weighted Average LTV: 54% Period end balance: $379.0 Period end balance: $187.9 ($ in millions) ($ in thousands)

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 11 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Loan Portfolio (HFI) & COVID-19 Related Modifications • 8.5% of loan balances are in modification with either full payment deferral or resumed partial interest only payments as of December 31, 2020 compared to 4.4% as of September 30, 2020 and 15.5% as of June 30, 2020 • Both commercial and one-to four family borrowers, on a case by case basis, are provided up to 12 months of payment deferral based on demonstrated need from the effects of COVID-19 Commentary ___________ Note: COVID-19 loan modifications represent loans with payment deferrals as of December 31, 2020. Totals may not foot due to rounding. ($ in millions) Loan Segments at December 31, 2020 COVID-19 Loan Modifications Loan Segment Loan Balance WA LTV % of Total Loans HFI Real estate loans: One-to-four family $ 188 54% 25.0 % Multi-family 77 51% 10.3 % Commercial: Retail 82 54% 10.9 % Hospitality 46 44% 6.1 % Office 50 63% 6.6 % Industrial 75 61% 10.0 % Other 48 44% 6.5 % Total commercial 302 54% 40.2 % Construction 6 59% 0.8 % Other 80 N/A 10.7 % Mortgage warehouse 98 N/A 13.0 % Total gross loans HFI $ 751 N/A 100.0 % In Modification Loan Balance % of Total Loans HFI Real estate loans: One-to-four family $ 6 0.8 % Multi-family — — Commercial: Retail 10 1.4 % Hospitality 40 5.3 % Office 8 1.0 % Industrial — — Other — — Total commercial 58 7.7 % Construction — — Other — — Mortgage warehouse — — Total modifications $ 64 8.5%

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 12 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Capital and Liquidity Ratios Tier 1 Leverage Ratio Total Risk-Based Capital Ratio • The Bank had a tier 1 leverage ratio of 8.22%, a common equity tier 1 capital ratio of 22.71%, a tier 1 risk-based capital ratio of 22.71 % and a total risk-based capital ratio of 23.32 % at December 31, 2020 • Bank capital ratios each exceeded the “well capitalized” standards defined by the federal banking regulations • Decrease in loan to deposits ratio was driven by the increase in digital currency deposits partially mitigated by the increase in mortgage warehouse loans CommentaryLoans to Deposits ___________ Note: December 31, 2020 capital ratios are preliminary. 26.90% 26.05% 25.54% 24.68% 23.49% 4Q19 1Q20 2Q20 3Q20 4Q20 57.34% 55.64% 66.75% 61.45% 30.73% 4Q19 1Q20 2Q20 3Q20 4Q20 11.23% 10.98% 11.57% 10.36% 8.29% 4Q19 1Q20 2Q20 3Q20 4Q20

Appendix

1 5 0 41 42 44 221 228 231 146 183 188 0 107 183 0 175 220 14 #010500 #DDE4E7 #919498 #92B7BC #00AFDC #006BB7 #292A2C Reconciliation of Non-GAAP Financial Measures